SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2007

 WALGREEN CO.
(Exact name of registrant as specified in its charter)

Illinois   1-604   36-1924025
(State or other  (Commission File  (IRS Employer
jurisdiction of  Number)   Identification
incorporation)      Number)

200 Wilmot Road, Deerfield, Illinois    60015
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (847) 940-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)     On January 10, 2007, David W. Bernauer, Chairman of Walgreen Co. (the "Company"), advised the Company's Board of Directors that he will step down from his executive duties with the Company while remaining Chairman of the Board, effective January 10, 2007.  A copy of the January 10, 2007 press release announcing this event is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(e)

    Approval of the Amended and Restated Walgreen Co. Restricted Performance Share Plan

    At the 2007 Annual Meeting of Shareholders of the Company held on January 10, 2007, the Company's shareholders approved the amended and restated Walgreen Co. Restricted Performance Share Plan (the "RPSP"). The RPSP was adopted by the Company's Board of Directors on October 11, 2006, subject to approval of its shareholders, and became effective with such shareholder approval on January 10, 2007.

    The RPSP has been designed to comply with the qualified performance-based compensation requirements under Internal Revenue Code Section 162(m). In accordance with those requirements, the performance criteria that may be used to establish annual performance goals were required to be re-approved by the Company’s shareholders at the Annual Meeting. The RPSP, as amended and restated, was submitted for shareholder approval for this purpose. In addition, the amended and restated RPSP was expanded to allow for additional types of long-term incentive awards and added flexibility in the design of the existing restricted performance share program. The key changes reflected in the amended and restated RPSP are as follows:
  Changing the name of the RPSP to the “Walgreen Co. Long-Term Performance Incentive Plan”;
  Expanding the types of long-term incentive awards that may be utilized, including performance units, performance shares, restricted shares and restricted share units;
  Allowing for long-term incentive awards to be based on performance over multi-year periods;
  Expanding the types of performance criteria that may be used to establish performance goals; and
  Revising the annual limit on total awards to any individual to 250,000 shares (or the dollar value equivalent).
    A more detailed description of the terms of the amended and restated RPSP can be found in the Company's definitive proxy statement for the 2007 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on November 21, 2006 (the "Proxy Statement") in the section entitled "Proposal to Approve the Walgreen Co. Restricted Performance Share Plan As Amended and Restated" and is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the amended and restated RPSP, filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 8.01. OTHER EVENTS.

    On January 10, 2007, the Company announced that the Board of Directors had authorized a new stock repurchase program of up to $1 billion, which the Company plans to execute over the next four years. In connection with this announcement, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number               Description

Exhibit 10.1    Walgreen Co. Long-Term Performance Incentive Plan (amendment and restatement of the Walgreen Co. Restricted Performance Share Plan).

Exhibit 99.1    Press Release issued by Walgreen Co. re: David W. Bernauer, dated January 10, 2007.

Exhibit 99.2    Press Release issued by Walgreen Co. re: stock repurchase program, dated January 10, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: January 11, 2007	By:	/s/ William M. Rudolphsen
Senior Vice President and Chief Financial Officer (Principal Financial Officer)